UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):      April 18, 2006


                   Left Right Marketing Technology, Inc.
           (Exact name of registrant as specified in its charter)

               Delaware                   000-09047        20-3454263
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

     585 West 500 South, Suite 180, Bountiful, UT             84010
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:     (801) 244-4405

                               Not Applicable
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SEC873(6-04)   POTENTIAL  PERSONS  WHO  ARE  TO  RESPOND TO THE  COLLECTION OF
INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On April 18, 2006, Left Right Marketing Technology, Inc., a Delaware corporation ("LRMT"), consummated the acquisition (the "Acquisition") of Strategic Gaming Investments, Inc., a Nevada corporation ("SGI"), and its wholly-owned subsidiary The Ultimate Poker League, Inc., a Nevada corporation ("UPL"). In conjunction with the Acquisition, LRMT amended its articles of incorporation and changed its name to Strategic Gaming Investments, Inc. In addition, LRMT effected a change of its trading symbol from "LRMT" to "SGME". The common stock of SGME (the "Company") is quoted on the Over the Counter Bulletin Board.

      Pursuant to the terms of the Acquisition, LRMT issued SGI the sum of 7,650,000 shares of common stock for 100% of the issued and outstanding capital stock of SGI.

      Of the 7,650,000 shares of common stock issued to SGI and UPL, 7,150,000 shares were issued to the following individuals in the amounts set forth next to their respective names: (i) Lawrence S. Schroeder, 3,400,000 shares of common stock; (ii) S. Matthew Schultz, 3,000,000 shares of common stock; and
(iii) Jason F. Griffith, 750,000 shares of common stock. The remaining 500,000 shares were issued to five (5) other individuals.

      Messrs. Schroeder, Schultz and Griffith serve as directors and officers of the Company and held 7,150,000, or 93.46% of the issued and outstanding capital stock of SGI at the closing the Acquisition. In addition, the constituency of the officers and directors of LRMT was identical to the officers and directors of SGI prior to the closing, with the exception of Jason
F. Griffith who served a director nominee for LRMT, and following the consummation of the acquisition serves as a director of the Company. As there were no independent directors of LRMT or SGI prior to the closing of the Acquisition, no special committee of independent directors was appointed by LRMT to consider the Acquisition. The LRMT board of directors did, however, seek alternatives to the Acquisition, but was unsuccessful in consummating an alternative strategy. Thus, given the fact that LRMT had no ongoing business, following extensive deliberations, the board of directors of LRMT unanimously approved the Acquisition.

      In conformity with Item 2.01(f), the Company is hereby disclosing the following information required by Form 10-SB:

                                       PART I

      ITEM 1.  DESCRIPTION OF BUSINESS.

      The information required by Item 1 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Securities and Exchange Commission (the "Commission") on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 1, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

      The information required by Item 2 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 2, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 3.  DESCRIPTION OF PROPERTY.

      The information required by Item 3 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 3, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

      The information required by Item 4 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 4, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 5.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

      The information required by Item  5  has  been  previously  disclosed  in
LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 5, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 6.  EXECUTIVE COMPENSATION.

      The information required by Item 6 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 6, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 7.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      The information required by Item 7 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 7, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 8.  DESCRIPTION OF SECURITIES.

      The information required by Item  8  has  been  previously  disclosed  in
LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 8, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

                                    PART II

      ITEM 1. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

      The information required by Item 1 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 1, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 2.  LEGAL PROCEEDINGS.

      The information required by Item 2 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 2, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 3. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.

      The information required by Item  3  has  been  previously  disclosed  in
LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 3, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 4.  RECENT SALES OF UNREGISTERED SECURITIES.

      The information required by Item 4 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 4, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 5.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The information required by Item 5 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 5, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.


                                   PART F/S

      The information required by Part F/S has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006. The information required by Part F/S, as disclosed in the Form DEFM14C, is incorporated herein by this reference in its entirety.

                                   PART III

      ITEM 1.  INDEX TO EXHIBITS.

      The information required by Item 1 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 1, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

      ITEM 2.  DESCRIPTION OF EXHIBITS.

      The information required by Item 2 has been previously disclosed in LRMT's Definitive Information Statement on Form DEFM14C as filed with the Commission on March 22, 2006 and/or its Annual Report on Form 10-KSB as filed with the Commission on March 31, 2006. The information required by Item 2, as disclosed in the Form DEFM14C and/or Form 10-KSB, as applicable, is incorporated herein by this reference in its entirety.

SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

      In conjunction with the Acquisition, Left Right Marketing Technology, Inc. has amended its articles of incorporation to effectively change its name to Strategic Gaming Investments, Inc. In addition, a new trading symbol, "SGME", has been obtained. Effective April 21, 2006, the Company's common stock is quoted on the Over the Counter Bulletin Board under the new trading symbol.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            The financial statements of SGI, and its wholly-owned subsidiary UPL, have been disclosed on Form DEFM14C as filed with the Commission on March 22, 2006.

      (b)   Pro forma financial information.

            Pro form financial information relating to the Acquisition has been disclosed on Form DEFM14C as filed with the Commission on March 22, 2006.

      (c)   Exhibits.

            The Merger Agreement and Plan of Reorganization relating to the Acquisition has been disclosed on Form PRE14C as filed with the Commission on November 4, 2005.










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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				STRATEGIC GAMING INVESTMENTS, INC.
				(Registrant)

Date:  April 24, 2006

				By: /s/ Lawrence S. Schroeder
				-----------------------------
				Lawrence S. Schroeder
				Its:Chief Executive Officer,
				President and Director









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